Exhibit 23.2






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To United National Bancorp:


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 of our report dated January 12, 1996 and to all references to our firm included in this Registration Statement.


                                                  /S/ ARTHUR ANDERSEN LLP


Roseland, New Jersey
May 6, 1997